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                        SUPPLEMENT TO THE PROSPECTUS OF
                     DEAN WITTER VARIABLE INVESTMENT SERIES
                               DATED MAY 1, 1997

    The tenth paragraph under the heading "The Fund and its Management" appearing on page 14 of the Prospectus is hereby amended to read as follows:

            The INCOME BUILDER PORTFOLIO and the CAPITAL APPRECIATION PORTFOLIO commenced operations on January 21, 1997. The Investment Manager has undertaken to assume all expenses of each of these Portfolios (except for any brokerage fees) and waive the compensation provided for each of these Portfolios in its Management Agreement with the Fund until such time as the pertinent Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first.

July 21, 1997